UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

VISCOGLIOSI BROTHERS ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VISCOGLIOSI BROTHERS ACQUISITION CORP.
505 Park Avenue, 14th Floor
New York, NY 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 3, 2023

TO THE STOCKHOLDERS OF VISCOGLIOSI BROTHERS ACQUISITION CORP.:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of VISCOGLIOSI BROTHERS ACQUISITION CORP., (the “Company,” “VBOC,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on July 3, 2023 in a virtual meeting format and via teleconference. Stockholders will NOT be able to attend the Special Meeting in-person. This proxy statement includes instructions on how to access the Special Meeting and how to listen and vote from home or any remote location with internet connectivity. The Company will be holding the Special Meeting in a virtual meeting format at https://www.cstproxy.com/viscogliosibrothersacq/2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)

Conference ID: 5165672#

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

•	The Extension Proposal — a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024 (the “Extended Date”). We refer to this proposal as the “Extension Proposal;”

•	The NTA Amendment Proposal — a proposal to amend (the “NTA Amendment”) Section 9.2 of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal;” and

•	The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Proposal, (ii) to approve the NTA Amendment Proposal; (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter. We refer to this proposal as the “Adjournment Proposal.”

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Special Meeting.

The Company’s board of directors has fixed the close of business on June 14, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; (ii) “FOR” the NTA Amendment Proposal; and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the NTA Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to virtually attend the Special Meeting, we urge you to read this material carefully and vote your shares.

June 15, 2023

By Order of the Board of Directors

/s/ John J. Viscogliosi
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the virtual Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the virtual Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the virtual Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 3, 2023: This notice of meeting, and the accompany proxy statement and proxy card are available at https://www.cstproxy.com/viscogliosibrothersacq/2023.

VISCOGLIOSI BROTHERS ACQUISITION CORP.
505 Park Avenue, 14th Floor
New York, NY 10022
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD July 3, 2023

PROXY STATEMENT

VISCOGLIOSI BROTHERS ACQUISITION CORP., (the “Company,” “VBOC,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s board of directors of proxies to be voted at the Special Meeting to be held at 10:00 a.m. ET on July 3, 2023 in virtual meeting format and via teleconference. Stockholders will NOT be able to attend the Special Meeting in-person. This proxy statement includes instructions on how to access the Special Meeting and how to listen and vote from home or any remote location with Internet connectivity. The Company will be holding the Special Meeting in a virtual meeting format at https://www.cstproxy.com/viscogliosibrothersacq/2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 5165672#

The Special Meeting will be held for the sole purpose of considering and voting upon:

•	The Extension Proposal — a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024 (the “Extended Date”). We refer to this proposal as the “Extension Proposal;”

•	The NTA Amendment Proposal — a proposal to amend (the “NTA Amendment”) Section 9.2 of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal;” and

•	The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Proposal, (ii) to approve the NTA Amendment Proposal; (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter. We refer to this proposal as the “Adjournment Proposal.”

The purpose of the Extension Proposal is to allow the Company additional time to complete an initial business combination. The Company’s Amended Charter provides that the Company has until the July 11, 2023 to complete an initial business combination. The Company will not have sufficient time by July 11, 2023 to consummate an initial business combination. As a result, the Company’s board of directors believes that it is in the best interests of its stockholders to extend the date that the Company has to consummate an initial business combination. If the Extension Proposal is approved, the Company would have up to July 11, 2024 to consummate an initial business combination.

The purpose of the NTA Amendment Proposal is to amend the Amended Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Amended Charter to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”), to not be deemed a penny stock issuer. In the event the NTA Amendment Proposal is approved, the Company will not be required to maintain a minimum value of net tangible assets in order to complete a business combination.

The Company’s board of directors has fixed the close of business on June 14, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 10,781,250 outstanding shares of Company common stock, including 8,625,000 outstanding public shares. The Company’s warrants do not have voting rights. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

This proxy statement contains important information about the Special Meeting, the Extension Proposal, the NTA Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card is first being mailed to stockholders on or about June 15, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on (i) a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024 (the “Extended Date”); (ii) proposal to amend (the “NTA Amendment”) Section 9.2 of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (A) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (B) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended and (iii) a proposal to adjourn the Special Meeting, if necessary, under certain circumstances.
Q. Why is the Company proposing the Extension Proposal?	A. The purpose of the Extension Proposal is to allow the Company more time to consummate an initial business combination. The Company is a blank check company formed in November 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In January 2022, the Company consummated its initial public offering (“IPO”) from which it derived gross proceeds of $86,250,000 (including $11,250,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, at the time of the IPO, the Amended Charter provided for the return of the IPO proceeds held in the trust account (the “Trust Account”) established at the time of the IPO for the benefit of the Company’s public stockholders to the holders of public shares if there was no qualifying business combination(s) consummated on or before a certain date.

Given our expenditure of time, effort, and money searching for an initial business combination target company, we believe that our public stockholders will benefit from giving us additional time to consummate an initial business combination. Accordingly, the Company’s board of directors believes that it is in the best interests of its stockholders to continue the Company’s existence in order to allow the Company more time to consummate an initial business combination. Therefore, we are seeking approval of the Extension Proposal to file the Extension Amendment.

Q. Why is the Company proposing the NTA Amendment Proposal?

The purpose of the NTA Amendment Proposal, is to amend the Amended Charter to expand the methods that the Company may employ to not become subject to the “penny stock” rules. of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Amended Charter to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”), to not be deemed a penny stock issuer. If the NTA Amendment Proposal is approved, the Company will not be required to maintain a minimum value of net tangible assets in order to complete a business combination. Therefore, we are seeking approval of the NTA Amendment Proposal.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED, IF YOU DO NOT SEEK TO REDEEM YOUR PUBLIC SHARES IN CONNECTION WITH THIS VOTE, YOU WILL RETAIN THE RIGHT TO VOTE ON A BUSINESS COMBINATION IF AND WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.
Q. Why should I vote for the Extension Proposal?

A.    The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete an initial business combination. Approval of the Extension Amendment would give the Company additional time to complete an initial business combination, and would allow you as a stockholder the benefit of voting for a business combination, and remaining a stockholder in the post-business combination company, if you desire.

You will have redemption rights in connection with the Extension Proposal.

Q. Why should I vote for the NTA Amendment Proposal?

The Company’s board of directors is proposing the NTA Amendment to expand the methods that the Company may employ to not become subject to the “penny stock”. If the NTA Amendment Proposal is approved, the Company will not be required to maintain a minimum value of net tangible assets in order to complete its initial business combination.

You will have redemption rights in connection with the NTA Amendment Proposal.
Q. May I redeem my public shares in connection with the Vote at the Special Meeting?	Yes. Under our Amended Charter, the submission of a matter to amend our Amended Charter entitles holders of public shares to redeem their shares for their pro rata portion of the funds held in the Trust Account. Holders of public shares do not need to vote against the Extension Proposal or against the NTA Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, with respect to a holder’s right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares in connection with the Special Meeting will retain their redemption rights and their ability to vote on an initial business combination.
Q. Why is the Company proposing the Adjournment Proposal?	The Company is proposing the Adjournment Proposal to allow the Company more time to solicit additional proxies (i) to approve the Extension Proposal, (ii) to approve the NTA Amendment Proposal; (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting.
Q. Are any of the proposal conditioned on one another?	A. The NTA Amendment Proposal is conditioned on the approval of the Extension Proposal. If the Extension Proposal is not approved at the Special Meeting, then the Company will not proceed with the NTA Amendment and will not file any amendment to the Amended Charter.
Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal, the NTA Amendment Proposal and the Adjournment Proposal.
The holders of the insider shares are not entitled to redeem such shares in connection with the Special Meeting. On the Record Date, the 2,156,250 insider shares represented approximately 20.0% of the Company’s issued and outstanding common stock.

Neither the Company’s Sponsor, directors or executive officers, nor any of their respective affiliates beneficially owned any public shares as of the Record Date. However, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases, outside of the redemption process, for purposes of helping to ensure that the Company maintains (i) sufficient funds in the Trust Account in connection with the proposed initial business combination, and (ii) its continued listing with Nasdaq.

In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Proposal or the NTA Amendment Proposal and/or elected to redeem their shares. Any public shares so purchased will not be able to be voted in favor of the Extension Proposal or the NTA Amendment Proposal.

Q. What vote is required to adopt the proposals?

Extension Proposal.    Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.

NTA Amendment Proposal.    Approval of the NTA Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock

Adjournment Proposal.    Approval of the Adjournment Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof.

Q. What if I do not want to approve the Extension Proposal, the NTA Amendment Proposal or the Adjournment Proposal?	A. If you do not want to approve the Extension Proposal, the NTA Amendment Proposal or the Adjournment Proposal, you must abstain, not vote, or vote against each proposal,.
Q. Will you seek any further extensions to liquidate the Trust Account?	A. Other than the extensions until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.
Q. What happens if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved at the Special Meeting, and we are unable to consummate an initial business combination prior to or on July 11, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of common stock and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.
The holders of the insider shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, which it believes are sufficient for such purposes. If such funds are insufficient, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q. If the Extension Proposal is approved, what happens next?	A. If the Extension Proposal is approved, then the Company will file the Extension Amendment with the Delaware Secretary of State and continue to attempt to consummate an initial business combination, until the Extended Date, or such earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension.

Q. What happens if the NTA Amendment Proposal is not approved?	A. If the NTA Amendment Proposal is not approved at the Special Meeting, then the Company will remain subject to the provision in the Amended Charter that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”).
Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?	A. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Proposal and the NTA Amendment Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with any such business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of any such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Amended Charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com, the Company’s proxy solicitor, prior to the date of the Special Meeting.
Q. How are votes counted?

A.    The Company’s proxy solicitor, Advantage Proxy, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal.    The Extension Proposal must be approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock as of the Record Date.

With respect to the Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

NTA Amendment Proposal.    The NTA Amendment Proposal must be approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock as of the Record Date.

With respect to the NTA Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal. The Adjournment Proposal must be approved by at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting or any adjournment thereof. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.    The Extension Proposal and the NTA Amendment Proposal are non-discretionary items. Your broker can only vote your shares for those proposals if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the Nasdaq applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Adjournment Proposal.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of common stock on the Record Date are represented by stockholders present at the meeting or by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Special Meeting may adjourn the Special Meeting to another date.
Q. Who can vote at the Special Meeting?	A. Only holders of record of the Company’s common stock at the close of business on June 14, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were 10,781.250 outstanding shares of Company common stock, including 8,625,000 outstanding public shares.
Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q. Does the board recommend voting for the Extension Proposal, the NTA Amendment Proposal and the Adjournment Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” each of the Extension Proposal, the NTA Amendment Proposal and the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Proposal or the NTA Amendment Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Proposal and the NTA Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and warrants that will become worthless if the Extension Proposal is not approved, any loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Company’s Directors and Officers.”
Q. What if I object to the Extension Proposal or the NTA Amendment Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Proposal or the NTA Amendment Proposal under the Delaware General Corporations Law (the “DGCL”).
Q. What happens to the Company’s warrants if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved at the Special Meeting then, on or about July 11, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of common stock and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In such event, your warrants will become worthless.
Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Extension Proposal, the NTA Amendment Proposal and the Adjournment Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.
Q. How do I redeem my shares of Company common stock?	A. In connection with the Special Meeting, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Proposal or the NTA Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.
To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days (June 29, 2023) prior to the Special Meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the filing of the Extension Amendment.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Advantage Proxy to solicit proxies on our behalf. We will pay Advantage Proxy approximately $8,500 in fees plus disbursements for such services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Who can help answer my questions?

A.    If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
Toll Free: 1-877-870-8565
Collect: 1-206-870-8565
Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
Q. How do I vote?

A.    If you are a stockholder of record, you may vote online at the virtual Special Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the virtual Special Meeting, we urge you to vote by proxy to ensure your vote is counted. To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Special Meeting, we will vote your shares as you direct.

To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote via the Internet, please go to https://www.cstproxy.com/viscogliosibrothersacq/2023 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time on July 2, 2023. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Special Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you are a beneficial owner of the shares and would like to vote your shares yourself, you will need to contact Continental at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Common Stock you held as of the Record Date, your name and email address. You must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Special Meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental. Requests for registration should be directed to 917-262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on June 26, 2023.

Q. How may I participate in the virtual Special Meeting?

A.    If you are a stockholder of record as of the Record Date for the Special Meeting, you should receive a proxy card from Continental, containing instructions on how to attend the virtual Special Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting on June 26, 2023. Go to https://www.cstproxy.com/viscogliosibrothersacq/2023, enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote. At the start of the Special Meeting you will need to re-log into https://www.cstproxy.com/viscogliosibrothersacq/2023 using your control number.

If your shares are held in street name, and you would like to join and not vote, Continental will issue you a guest control number. Either way, you must contact Continental for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

We are a blank check company formed under the laws of the State of Delaware on November 24, 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “business combination”). We intend to effectuate our business combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Placement Units, our capital stock, debt or a combination of cash, stock and debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.

We have not generated any revenues to date. Our only activities to date have been organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

On January 11, 2022, we consummated our Initial Public Offering of 7,500,000 Units, at $10.00 per Unit, generating gross proceeds of $75,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 5,250,000 warrants, at a price of $1.00 per warrant in a private placement to (i) the Sponsor which purchased 5,062,500 warrants (the “Sponsor Warrants”) at a price of $1.00 per Sponsor Warrant, each exercisable to purchase one share of Common Stock at $11.50 per share, generating total proceeds of $5,062,500 and (ii) Raymond James & Associates, Inc., which purchased an aggregate of 187,500 warrants at a price of $1.00 per warrant, each exercisable to purchase one share of Common Stock at $11.50 per share (“RJ Warrants” and, together with the Sponsor Warrants, the “Private Placement Warrants”).On January 14, 2022, the underwriter fully exercised their over-allotment option with respect to the 1,125,000 option units. As a result, the underwriters were due an additional $225,000 underwriter discount and are entitled to an additional $393,750 in a deferred underwriting discount. In lieu of receiving $225,000 in cash for the underwriter discount, the underwriters paid $196,875 in cash and received 28,125 Private Placement Warrants.

Following the closing of the IPO on January 11, 2022 and the underwriters’ fully exercise of over-allotment option on January 14, 2022, $87,975,000 ($10.20 per Unit) from the net proceeds of the sale of the Units in the IPO and over-allotment and the sale of the Private Placement Warrants was placed in the Trust Account. We incurred $5,063,802 consisting of $1,725,000 of underwriting discount, $3,018,750 of deferred underwriting discount, and $320,052 of other offering costs.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our business combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

The Company has until July 11, 2023 to consummate a business combination. It is unlikely that the Company will be able to consummate a business combination by this time. If a business combination is not consummated by this date and an extension has not been requested by the Sponsor and approved by the Company’s stockholders, there will be a mandatory liquidation and subsequent dissolution of the Company.

The Company’s principal executive office is located at 505 Park Avenue, 14th Floor, New York, New York 10022.

RISKS RELATED TO BEING DEEMED AN INVESTMENT COMPANY

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Notwithstanding the foregoing, we intend to keep the funds in the Trust Account invested in money market funds, which primarily invest in U.S. Treasury Bills.

Risk of Being Subject to U.S. Foreign Investment Regulations and Review by a U.S. Government Entity

We may not be able to complete an initial business combination with a U.S. target company if such business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

We have no reason to believe that when we consummate a business combination that the post-combination company will be considered a “foreign person” under the regulations administered by CFIUS. However, if our business combination is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, this could delay us in consummating our business combination. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination. CFIUS may decide to block or delay our business combination, impose conditions to mitigate national security concerns with respect to such business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our business combination. If we cannot complete a business combination by the Extended Date, if our time to complete a business combination is extended as described herein) due to the passage of time relating to any governmental review, or because any such review process drags on beyond such timeframe, or because our business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. In such situation, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of common stock and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law..

As promptly as reasonably possible following such redemption, the Company would dissolve and liquidate, subject to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, our public stockholders may only receive $10.20 per share. This will also cause you to lose the opportunity realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

PROPOSAL 1

THE EXTENSION PROPOSAL

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation, (the “Amended Charter”) to allow the Company to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024 (the “Extended Date”).

Reasons for the Extension Proposal

The Company is proposing the Extension Amendment in order to allow the Company to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024 (the “Extended Date”). This Extension Amendment is necessary because the Company does not have sufficient time to complete an initial business combination by July 11, 2023. Approval of the Extension Amendment is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment is attached to this proxy statement as Annex A.

The Company’s Amended Charter provides that the Company has until July 11, 2023 to complete a business combination. Since there is not sufficient time by July 11, 2023 for the Company to consummate a business combination, the Company’s board of directors believes that it is in the best interests of its stockholders to continue the Company’s existence in order to allow the Company more time to complete a business combination. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, our public stockholders would benefit from being given an opportunity to consider and vote on a business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond July 11, 2023. The Company and its officers and directors agreed that it would not seek to amend the Company’s Amended Charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Proposal is not Approved

If the Extension Proposal is not approved by July 11, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of common stock and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

The holders of the insider shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event the Extension Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Amended Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to allow the Company to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024 (the “Extended Date”). The Company will continue to attempt to a business combination, until the Extended Date, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate a business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the Trust Accountant amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $90.3 million that was in the Trust Account of the Record Date.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Amended Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.47. The closing price of the Company’s common stock on the Record Date was $10.46 per share. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Amended Charter promptly following the Special Meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE EXTENSION PROPOSAL.

PROPOSAL 2

THE NTA AMENDMENT PROPOSAL

This is a proposal to amend (the “NTA Amendment”) Section 9.2 of the Amended Charter to modify the net tangible asset requirement (the “NTA Requirement”) to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). We refer to this proposal as the “NTA Amendment Proposal.”

Reasons for the NTA Amendment Proposal

The Company is proposing the NTA Amendment so that the Company will not be required to maintain a minimum value of net tangible assets in order to complete an initial business combination. Section 9.2 of the Amended Charter currently provides the following:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination (irrespective of whether they voted in favor or against the Business Combination) pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001, after payment of underwriters’ fees and commissions, or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”) [emphasis added]. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

The purpose of the Redemption Limitation was to ensure that, in connection with its initial business combination, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Amended Charter to modify the NTA Requirement to state that the Company will not consummate any business combination unless it (or any successor) (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act.

The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule.

Historically, special purpose acquisition companies or “SPACs” have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included this provision in Article IX of its Amended Charter, in order to ensure that through the consummation of its initial business combination, the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on the Nasdaq Global Market and have been so listed since the consummation of the IPO. The Company believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

All holders of the Company’s public shares, whether they vote for or against the NTA Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the Trust Account, provided that the NTA Amendment Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.47. The closing price of the Company’s common stock on the Record Date was $10.46 per share. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the NTA Amendment Proposal is not Approved

If the NTA Amendment Proposal is not approved at the Special Meeting, then the Company will remain subject to the provision in the Amended Charter that the Company will not consummate any business combination unless it has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”).

If the NTA Amendment Proposal is Approved

If the NTA Amendment Proposal is approved, the Company will not be subject to the NTA Requirement, may rely on other exemptions from the Exchange Rule to avoid being deemed a penny stock issuer, and will not be required to maintain a minimum value of net tangible assets in order to complete its initial business combination. A copy of the Extension Amendment, which includes the NTA Amendment, is attached to this proxy statement as Annex A.

The NTA Amendment Proposal is conditioned on the approval of the Extension Proposal. If the Extension Proposal is not approved at the Special Meeting, then the Company will not proceed with the NTA Amendment and will not file any amendment to the Amended Charter.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If only the NTA Amendment Proposal is Approved

If the NTA Amendment Proposal is approved, but the Extension Proposal is not approved, then by July 11, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares (including any public units sold in this offering or any public units or shares that our initial stockholders or their affiliates purchased in this offering or later acquired in the open market or in private transactions), which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of common stock and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

If the Extension Proposal is Approved

If the Extension Proposal is approved, and the Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the Trust Accountant amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $90.3 million that was in the Trust Account of the Record Date.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Amended Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Special Meeting) was approximately $10.47. The closing price of the Company’s common stock on the Record Date was $10.46 per share. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Amended Charter promptly following the Special Meeting as described elsewhere herein.

Required Vote

The NTA Amendment Proposal must be approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the NTA Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NTA AMENDMENT PROPOSAL.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Special Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Proposal, (ii) to approve the NTA Amendment Proposal, (iii) if a quorum is not present at the Special Meeting, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Special Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Special Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE SPECIAL MEETING

Date, Time and Place.    The Company will be holding the Special Meeting at 10:00 am E.T. on July 3, 2023, in a virtual meeting format at https://www.cstproxy.com/viscogliosibrothersacq/2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 5165672#

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Company common stock at the close of business on June 14, 2023, the Record Date for the Special Meeting. At the close of business on the Record Date, there were 10,781,250 outstanding shares of Company common stock, including 8,625,000 outstanding public shares each of which entitles its holder to cast one vote on each proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this Special Meeting. The Company will pay that firm approximately $8,500 in fees plus disbursements for such services.

Required Votes

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock is required to approve each of the Extension Proposal and the NTA Amendment Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to each of the Extension Proposal and the NTA Amendment Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the each such proposal. On the Record Date, the initial stockholders beneficially owned and were entitled to vote 2,156,250 insider shares, representing approximately 20.0% of the Company’s issued and outstanding common stock.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present in person or by proxy at such meeting and entitled to vote.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Extension Proposal is not approved and we do not consummate a business combination by July 11, 2023, the 2,156,250 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,700,000 private warrants (exercisable for 5,700,000 shares of common stock) that were acquired simultaneously with the IPO for an aggregate purchase price of $ 5,700,000. Such common stock, together with the shares underlying the warrants had an aggregate market value of approximately $82.2 million based on the closing price of $10.46 on Nasdaq on the Record Date.

•	In connection with the IPO, the Sponsor has agreed that if the Extension Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•	All rights specified in the Company’s Amended Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	If the Company is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses;

•	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases, outside of the redemption process, for purposes of helping to ensure that the Company maintains (i) sufficient funds in the Trust Account connection with the proposed initial business combination and (ii) its continued listing with Nasdaq. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares into a portion of the Trust Account. Any public shares purchased by affiliates will not be able to be voted in favor of the Extension Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

As of June 14, 2023, the Record Date, there were 10,781,250 outstanding shares of Company common stock, including 8,625,000 outstanding public shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
John J. Viscogliosi	2,036,250	18.9%
Steve Ward	0	*
F. Samuel Eberts III	30,000	*
Dan Drawbaugh	30,000	*
John N. Kastanis	30,000	*
Fares Zahir	0	*
Marc R. Viscogliosi	2,036,250	18.9%
Dr. Jack E. Zigler	30,000	*
All current directors and executive officers as a group (five individuals)	2,156,250	20.0%
Holders of 5% or more of our Common Stock
VBOC Holdings, LLC(2)	2,036,250	20.0%
Linden GP LLC(3)	650,000	8.7%
Saba Capital Management GP, LLC(4)	607,064	5.6%
Owl Creek Asset Management, L.P.(5)	600,000	5.6%
Shaolin Capital Management LLC(6)	627,600	7.3%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Viscogliosi Brothers Acquisition Corp., 505 Park Avenue, 14th Floor New York, NY 10022.

(2)	Consists of shares of common stock owned by VBOC Holdings, LLC, for which Viscogliosi Brothers, LLC is the managing member. Anthony, John J. and Marc R. Viscogliosi, as the Principals of Viscogliosi Brothers, LLC share voting and dispositive control over the shares.

(3)	Pursuant to a Schedule 13G filed on January 14, 2022. The address for the Reporting Person is 590 Madison Avenue, 15th Floor, New York, New York 10022. The statement is filed on behalf of each of the following persons (collectively, the “Reporting Persons”): Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”); Linden GP LLC, a Delaware limited liability company (“Linden GP”); Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”); and Siu Min (Joe) Wong (“Mr. Wong”). As of January 11, 2022, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 650,000 Shares. This 650,000 amount consists of 606,997 Shares held by Linden Capital and 43,003 Shares held by the Managed Accounts. As of January 11, 2022, each of Linden GP and Linden Capital may be deemed the beneficial owner of the 606,997 Shares held by Linden Capital. The Statement relates to Shares (as defined herein) held for the account of Linden Capital and one or more separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital and, in such capacity, may be deemed to beneficially own the Shares held by Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the Shares held by each of Linden Capital and the Managed Accounts.
(4)	Pursuant to a Schedule 13G/A filed on February 14, 2023. The address for the Reporting Person is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (together, the “Reporting Persons”). The filing of the statement should not be construed as an admission that any of the forgoing persons or the Reporting Persons is, for the purposes of Section 13 of the Act, the beneficial owner of the Common Stock reported therein.
(5)	Pursuant to a Schedule 13G filed on February 9, 2023. The address for each Reporting Person is 640 Fifth Avenue, 20th Floor, New York, NY 10019. The Reporting Persons are (i) Owl Creek Asset Management, L.P., a Delaware limited partnership and the investment manager of a certain fund and a sub-advisor to a certain sub-account (the “Owl Creek Fund and Account”), with respect to the shares of Common Stock owned by the Owl Creek Fund and Account; and (ii) Jeffrey A. Altman (“Mr. Altman”), as managing member of the general partner of Owl Creek Asset Management, L.P., with respect to the shares of Common Stock owned by the Owl Creek Fund and Account. The filing of the statement should not be construed as an admission that any of the foregoing persons or any Reporting Person is, for the purposes of Section 13 of the Act, the beneficial owner of the shares of Common Stock reported therein. The Reporting Persons share voting and dispositive power with respect to the securities.
(6)	Pursuant to a Schedule 13G filed on February 9, 2023. The address for each Reporting Person is 230 NW 24th Street, Suite 603, Miami, FL 33127. Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin Capital Management LLC. The filing of the statement should not be construed as an admission that the Reporting Person is, for the purposes of Section 13 of the Act, the beneficial owner of the Shares reported therein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Attention: Karen Smith, Toll Free: 877-870-8565, Collect: 1-206-870-8565, E-mail: ksmith@advantageproxy.com.

Other Matters to Be Presented at the Special Meeting

The Company did not have notice of any matter to be presented for action at the Special Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith
Toll Free: 877-870-8565
Collect: 1-206-870-8565

E-mail: ksmith@advantageproxy.com In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than June 26, 2023.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VISCOGLIOSI BROTHERS ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of VISCOGLIOSI BROTHERS ACQUISITION CORP., (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is VISCOGLIOSI BROTHERS ACQUISITION CORP.
2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on November 24, 2020, and was subsequently amended and restated on January 6, 2022 (the “Amended and Restated Certificate of Incorporation”).
3.	This Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation further amends the current Amended and Restated Certificate of Incorporation of the Corporation.
4.	This Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Corporation’s current Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (“DGCL”).
5.	The text of Article IX, subsection 1(b) of the Corporation’s current Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 30 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are either VBOC Holdings, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

5.	The text of Article IX, subsection 2(a) of the Corporation’s current Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination (irrespective of whether they voted in favor or against the Business Combination) pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), either (i) the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001, after payment of underwriters’ fees and commissions, or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”) or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

6.	The text of Article IX, subsection 2(e) of the Corporation’s current Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) either (A) the Redemption Limitation is not exceeded or (B) the Corporation is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”

7.	The text of Article IX, subsection 2(f) of the Corporation’s current Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if either (A) the Redemption Limitation is not exceeded or (B) the Corporation is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”

8.	The text of Article IX, subsection 7 of the Corporation’s current Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

“Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) (i) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

Annex A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Corporation’s current Amended and Restated Certificate of Incorporation this [•] day of [____], 2023.

Name:	/s/ John J. Viscogliosi
Title:	Chief Executive Officer

Annex A-2

PROXY
VISCOGLIOSI BROTHERS ACQUISITION CORP.
c505 Fifth Avenue, 14th Floor,

New York, New York 10022

SPECIAL MEETING OF STOCKHOLDERS

July 3, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

VISCOGLIOSI BROTHERS ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

July 3, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 15, 2023, in connection with the Special Meeting to be held at 10:00 a.m. ET on July 3, 2023 in a virtual meeting format at https://www.cstproxy.com/viscogliosibrothersacq/2023 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada:1-800-450-7155 (toll-free)
Outside of the U.S. and Canada: + 1 857-999-9155
(standard rates apply)
Conference ID: 5165672#

The undersigned hereby appoints John J. Viscogliosi, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock, of VISCOGLIOSI BROTHERS ACQUISITION CORP. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION PROPOSAL, THE NTA AMENDMENT Proposal AND THE ADJOURNMENT PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, the NTA AMENDMENT Proposal AND THE ADJOURNMENT PROPOSAL. This notice of meeting, the accompany proxy statement, and proxy card, are available at https://www.cstproxy.com/viscogliosibrothersacq/2023.

	FOR	AGAINST	ABSTAIN
Proposal 1 —Extension Proposal	☐	☐	☐

Amend the Company’s amended and restated certificate of incorporation to allow the Company, to elect to extend the date by which the Company must consummate a business combination from July 11, 2023 to July 11, 2024.

	FOR	AGAINST	ABSTAIN
Proposal 2 —NTA Amendment Proposal	☐	☐	☐

Amend Section 9.2 of the Company’s amended and restated certificate of incorporation to state that the Company will not consummate any business combination unless it (i) has net tangible assets of at least $5,000,001 upon consummation of such business combination, or (ii) is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended .

	FOR	AGAINST	ABSTAIN
Proposal 3 – Adjournment Proposal	☐	☐	☐

Approve the adjournment of the Special Meeting by the Chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Extension Proposal, (ii) to approve the NTA Amendment Proposal, (ii) if a quorum is not present at the Special Meeting, or (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Special Meeting; provided that the Special Meeting is reconvened as promptly as practical thereafter.

Dated: __________________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.